UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2016

INVENTRUST PROPERTIES CORP.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2809 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)
(855) 377-0510
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On November 10, 2016, the board of directors (the “Board”) of InvenTrust Properties Corp. (the “Company”) appointed Scott A. Nelson and Michael A. Stein as directors. A copy of the press release announcing the appointments is attached as Exhibit 99.1 to this report.

There are no arrangements or understandings between either Mr. Nelson or Mr. Stein and any other person pursuant to which either Mr. Nelson or Mr. Stein was appointed as a director. There are no transactions involving either Mr. Nelson or Mr. Stein that would be required to be reported under Item 404(a) of Regulation S-K.

In connection with their appointments as directors, each of Mr. Nelson and Mr. Stein is entitled to compensation under the Company’s Director Compensation Program (the “Program”). Under the Program, Mr. Nelson and Mr. Stein each will receive an annual retainer for his service as a director of $65,000, paid quarterly in arrears, beginning with payment for the fourth quarter. In addition, Mr. Nelson and Mr. Stein each will receive an annual grant of restricted stock units with a value of $110,000 and a tandem dividend equivalent award at the same time as the other eligible directors under the Program. Each annual grant vests in full on the date of the first annual meeting of the Company’s stockholders following the director’s election or re-election, as applicable, subject to the director’s continued service on the vesting date. A description of the Program is included under the heading “Revised Director Compensation Program” in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 18, 2016.

Immediately prior to the appointment of Messrs. Nelson and Stein as directors, the Board increased the total number of directors constituting the Board from six to eight.

The Board also approved a decrease to the total number of directors constituting the Board from eight to seven, effective December 31, 2016, to take into account the resignation of William J. Wierzbicki that is effective as of such date.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of InvenTrust Properties Corp. dated November 10, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InvenTrust Properties Corp.

Date: November 10, 2016	By:	/s/ Scott W. Wilton
	Name:	Scott W. Wilton
	Title	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of InvenTrust Properties Corp. dated November 10, 2016